SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               July 26, 1999

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                       333-52351-02                 "Pending"
                               333-52351-03
                               333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the June, 1999 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

               Exhibit No.                   Exhibit

                           1. Monthly Report for the June, 1999 Monthly
                              Period relating to the Mortgage Backed Notes
                              Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                              Trust 1998-4A, 1998-4B, 1998-4C.


                                             EXHIBIT INDEX

Exhibit

      1.       Monthly Report for the June, 1999 Monthly
               Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:            ADVANTA Mortgage Corp., USA




BY:            /s/ H. John Berens
               H. John Berens
               Senior Vice President
               Advanta Mortgage



  July 30, 1999

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4A

                          Statement to Certificateholders

               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
A                 650,000,000.   599,360,914.      2,989,603     10,179,992    13,169,596.28
A Certificate                                                                                   -

Totals            650,000,000.   599,360,914.      2,989,603     10,179,992    13,169,596.28

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
A                                               589,180,922.      5.792500%     5.863750%
A Certificate                                                           NA            NA

Totals                                          589,180,922.11

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
A                 00755WGC4        922.093715       4.599391      15.661527     20.260918    906.432188
A Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust A        Principal Balan 16,309,699.68   3,096,964.19     739,064.07  4,356,737.23    879,149.58
               % of Pool Balan       2.66070%       0.50523%       0.12057%      0.71074%      0.14342%
               Number of Loans            293             65             16            67            16
               % of Loans            3.02561%       0.67121%       0.16522%      0.69186%      0.16522%

                              Loans
                              in
                              Foreclosure
Trust A        Principal Balan       7,476,602.67
               % of Pool Balan       1.21971%
               Number of Loans            135
               % of Loans            1.39405%

General Mortgage Loan Information:
                                                                                            Trust A
Beginning Aggregate Mortgage Loan Balance                                                621,462,149.68
Prefunding                                                                                        0.00
Principal Reduction                                                                       8,479,009.70
Ending Aggregate Mortgage Loan Balance                                                   612,984,428.52

Beginning Aggregate Mortgage Loan Count                                                            9815
Ending Aggregate Mortgage Loan Count                                                               9684

Current Weighted Average Coupon Rate                                                          9.670690%
Next Weighted Average Coupon Rate                                                             9.662127%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust A
Scheduled Principal                                                                       1,030,964.21
Curtailments                                                                                      0.00
Prepayments                                                                               7,385,520.36
Repurchases                                                                                       0.00
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                         61,236.59
Other Principal                                                                                   0.00

Less: Realized Losses                                                                        (1,288.54)

Total Principal Reduction                                                                     8,476,432.62

Servicer Information:
                                                                                            Trust A
Accrued Servicing Fee for the Current Period                                                     258,942.57
Less: Amounts to Cover Interest Shortfalls                                                    6,138.87
Less: Delinquent Service Fees                                                                     57,579.92
Collected Servicing Fees for Current Period:                                                     195,223.78

Advanced Principal                                                                                N/A
Advanced Interest                                                                             1,128,482.59

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class A               7,385,52           61,2      8,476,432                                                  -
                                                                                                              -

Total                 7,385,52           61,2      8,476,432                                                  -


                Applied
                Realized Loss
                Amount
Class A                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a        Remaining        Over-       Accelerated      Extra          Over
                Trigger Event   Pre-Funded     Collateral      Principal     Principal     Collateral
                  Occurred        Amount         Amount       Distributed   Distributed      Amount
Trust A              NO            0.00       22,101,235.21   1,703,559.74          0.00 23,803,506.41

Total                                            22,101,235.       1,703,55         0.00 23,803,506.41

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust A          24,746,219.80           0.00


Total            24,746,219.80           0.00







Trust A Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            0.01
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                      952,440.00
Cumulative Number of Mortgage loans repurchased to date                                              11


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                         3,822,244.08

               Principal Collected:                                8,416,484.57

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                               59,948.05

               Delinquency Advances on Mortgage Interest:          1,128,482.59

               Delinquency Advances on Mortgage Principal    NA

               Repurchase and Substitution Amounts:                               -

               Trust Termination Proceeds:                                        -

               Investment Earnings on Certificate Account:             12,355.61

               Capitalized Interest Requirement:                                  -

               Capitalized Interest Fund Earnings                     0.00

               Capitalized Interest Account                           0.00

               Investment Earnings on Pre-Funding Account              0.00

               Remaining Pre-Funding Account:                                     -

               Sum of the Above Amounts:                                       13,439,514.90

LESS:

               Servicing Fees (including PPIS):                      201,362.65

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                   3,625.20

               Owner Trustee Fees:                                        0

               Insurance Premiums:                                     64,930.77

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                         269,918.62

               Total Available Funds:                                                       13,169,596.28

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4B

                          Statement to Certificateholders
               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
B                 350,000,000.   327,378,483.      1,632,959       7,287,65      8,920,616.02
B Certificate                                                                                   -

Totals            350,000,000.   327,378,483.      1,632,959       7,287,65      8,920,616.02

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
B                                               320,090,826.      5.792500%     5.863750%
B Certificate                                                           NA            NA

Totals                                          320,090,826.64

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
B                 00755WGD2        935.367095       4.665598      20.821876     25.487474    914.545219
B Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust B        Principal Balan  9,404,315.85   3,057,347.54     876,079.12  2,201,485.38    227,534.70
               % of Pool Balan       2.82983%       0.91998%       0.26362%      0.66244%      0.06847%
               Number of Loans            157             56             17            31             6
               % of Loans            3.57794%       1.27621%       0.38742%      0.70647%      0.13674%

                              Loans
                              in
                              Foreclosure
Trust B        Principal Balan  4,142,518.25
               % of Pool Balan       1.24652%
               Number of Loans             61
               % of Loans            1.39015%

General Mortgage Loan Information:
                                                                                            Trust B
Beginning Aggregate Mortgage Loan Balance                                                338,687,814.23
Subsequent Mortgage Loans Added This Period                                                       0.00
Principal Reduction                                                                       6,360,222.30
Ending Aggregate Mortgage Loan Balance                                                   332,327,592.93

Beginning Aggregate Mortgage Loan Count                                                            4469
Ending Aggregate Mortgage Loan Count                                                               4388

Current Weighted Average Coupon Rate                                                          9.674738%
Next Weighted Average Coupon Rate                                                             9.667584%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust B
Scheduled Principal                                                                         436,655.02
Curtailments                                                                                      0.00
Prepayments                                                                               5,881,951.82
Repurchases                                                                                       0.00
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                         41,614.46
Other Principal                                                                                   0.00

Less: Realized Losses                                                                            (1.00)

Total Principal Reduction                                                                     6,360,220.30

Servicer Information:
                                                                                            Trust B
Accrued Servicing Fee for the Current Period                                                     141,119.93
Less: Amounts to Cover Interest Shortfalls                                                    4,477.96
Less: Delinquent Service Fees                                                                     28,380.63
Collected Servicing Fees for Current Period:                                                     108,261.34

Advanced Principal                                                                                N/A
Advanced Interest                                                                                564,633.48

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class B               5,881,95           41,6      6,360,220                                                  -
                                     -                                                                        -

Total                 5,881,95           41,6      6,360,220                                                  -


                Applied
                Realized Loss
                Amount
Class B                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a        Remaining        Over-       Accelerated      Extra          Over
                Trigger Event   Pre-Funded     Collateral      Principal     Principal     Collateral
                  Occurred        Amount         Amount       Distributed   Distributed      Amount
Trust B              NO            0.00       11,309,330.90     927,436.39          0.00 12,236,766.29

Total                                            11,309,330.         927,43         0.00 12,236,766.29

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust B          13,324,873.10           0.00


Total            13,324,873.10           0.00







Trust B Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            0.01
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                      241,683.00
Cumulative Number of Mortgage loans repurchased to date                                               8


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                         2,137,582.37

               Principal Collected:                                6,318,606.84

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                               41,613.46

               Delinquency Advances on Mortgage Interest:            564,633.48

               Delinquency Advances on Mortgage Principal              NA

               Repurchase and Substitution Amounts:                               -

               Trust Termination Proceeds:                                        -

               Investment Earnings on Certificate Account:               8,360.85

               Capitalized Interest Requirement:                      0.00

               Capitalized Interest Fund Earnings                     0.00

               Capitalized Interest Account                           0.00

               Investment Earnings on Pre-Funding Account              0.00

               Remaining Pre-Funding Account:                                     -

               Sum of the Above Amounts:                                         9,070,797.00

LESS:

               Servicing Fees (including PPIS):                      112,739.30

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                   1,975.68

               Owner Trustee Fees:                                        0

               Insurance Premiums:                                     35,466.00

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                         150,180.98

               Total Available Funds:                                                         8,920,616.02

                                             EXHIBIT 1


               ADVANTA Mortgage Loan Trust 1998-4C

                          Statement to Certificateholders
               Original       Prior
               Face           Principal
Class          Value          Balance        Interest       Principal      Total
C                 100,000,000.     90,568,066         440,05       1,564,56      2,004,621.05
C Certificate                                                                                   -

Totals            100,000,000.     90,568,066         440,05       1,564,56      2,004,621.05

                                             Current        Pass-Through
               Realized       Deferred       Principal      Rates
Class          Losses         Interest       Balance        Current        Next
C                                                89,003,499.      5.642500%     5.713750%
C Certificate                                                           NA            NA

Totals                                           89,003,499.56

                              Prior                                                      Current
                              Principal                                                  Principal
Class          CUSIP          Balance        Interest       Principal      Total         Balance
C                 00755WGE0        905.680667       4.400539      15.645672     20.046211    890.034996
C Certificate                        0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                            90+ Days       Loans         Loans
                              30-59          60-89          excldg f/c,REO in            in
                              Days           Days           & Bkrptcy      Bankruptcy    REO
Trust C        Principal Balan  2,683,394.05     796,298.74           0.00  1,058,391.47     52,200.00
               % of Pool Balan       2.86104%       0.84902%       0.00000%      1.12846%      0.05566%
               Number of Loans             35             10              0            13             1
               % of Loans            3.47567%       0.99305%       0.00000%      1.29096%      0.09930%

                              Loans
                              in
                              Foreclosure
Trust C        Principal Balan  2,775,757.76
               % of Pool Balan       2.95952%
               Number of Loans             33
               % of Loans            3.27706%

General Mortgage Loan Information:
                                                                                            Trust C
Beginning Aggregate Mortgage Loan Balance                                                95,083,797.79
Prefunding                                                                                         N/A
Principal Reduction                                                                       1,292,950.53
Ending Aggregate Mortgage Loan Balance                                                   93,790,847.26

Beginning Aggregate Mortgage Loan Count                                                            1022
Ending Aggregate Mortgage Loan Count                                                               1007

Current Weighted Average Coupon Rate                                                          9.612482%
Next Weighted Average Coupon Rate                                                             9.608545%

Mortgage Loan Principal Reduction Information:
                                                                                            Trust C
Scheduled Principal                                                                          49,835.84
Curtailments                                                                                      0.00
Prepayments                                                                               1,243,114.69
Repurchases                                                                                       0.00
Substitutions                                                                                     0.00
Liquidation Proceeds                                                                              0.00
Other Principal                                                                                   0.00

Less: Realized Losses                                                                             0.00

Total Principal Reduction                                                                     1,292,950.53

Servicer Information:
                                                                                            Trust C
Accrued Servicing Fee for the Current Period                                                      39,618.25
Less: Amounts to Cover Interest Shortfalls                                                      127.36
Less: Delinquent Service Fees                                                                       8,260.94
Collected Servicing Fees for Current Period:                                                      31,229.95

Advanced Principal                                                                                N/A
Advanced Interest                                                                                157,962.83

                              Other          Scheduled       Interest       Available     Available Funds
               Prepayment     Unscheduled    Principal      Carry          Funds Cap     Cap Carry
               Principal      Principal      Distribution   Forward        Current       Forward
Class          Distributed    Distributed    Amount         Amount         Amount        Amount
Class C               1,243,11                     1,292,950                                                  -
                                     -                                                                        -

Total                 1,243,11                     1,292,950                                                  -


                Unpaid
                Realized Loss
                Amount
Class C                              -
                                     -

Total                                -

                                                  Prior                                     Current
                    Has a                         Over-       Accelerated      Extra          Over
                Trigger Event                  Collateral      Principal     Principal     Collateral
                  Occurred                       Amount       Distributed   Distributed      Amount
Trust C              NO                        4,515,731.06     271,616.64          0.00  4,787,347.70

Total                                              4,515,731         271,61         0.00  4,787,347.70

                  Specified        Over-
                    Over-       Collateral
                 Collateral       Deficit
                   Amount         Amount
Trust B           4,867,085.20           0.00


Total             4,867,085.20           0.00







Trust C Insured Payment                                                                            0.00
Pool Rolling six month delinquency rate                                                            0.02
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                     0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance               0.00%
Book Value of REO loans                                                                       55,398.00
Cumulative Number of Mortgage loans repurchased to date                                               3


TOTAL AVAILABLE FUNDS:
               Current Interest Collected:                           595,435.62

               Principal Collected:                                1,292,950.53

               Insurance Proceeds Received:                                       -

               Net Liquidation Proceeds:                                          -

               Delinquency Advances on Mortgage Interest:            157,962.83

               Delinquency Advances on Mortgage Principal              NA

               Repurchase and Substitution Amounts:                               -

               Trust Termination Proceeds:                                        -

               Investment Earnings on Note Account:                      1,882.42


               Sum of the Above Amounts:                                         2,048,231.40

LESS:

               Servicing Fees (including PPIS):                        31,357.31

               Dealer Reserve:                                                    -

               Indenture Trustee Fees:                                      554.66

               Owner Trustee Fees:                                        0

               Insurance Premiums:                                     11,698.38

               Reimbursement of Delinquency Advances/Servici                      -

               Total Reductions to Available Funds Amount:                           43,610.35

               Total Available Funds:                                                         2,004,621.05